UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2006
Tidelands Royalty Trust “B”
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-8677 (Commission File No.)	75-6007863 (IRS Employer Identification No.)

c/o The Corporate Trustee: Bank of America, N.A. P.O. Box 830650, Dallas, Texas (Address of principal executive offices)	75283-0650 (Zip Code)
Registrant’s telephone number, including area code: (800) 985-0794
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective June 30, 2006, Mr. R. Ray Bell retired as the principal accounting officer of Tidelands Royalty Trust “B” (“Tidelands”). Mr. Bell is no longer an employee of Tidelands but he has been retained as an independent consultant to assist Tidelands with ongoing accounting and operational matters. Tidelands will not appoint a new principal accounting officer. As is customary in the industry, the trustee of Tidelands, Bank of America, N.A., will be responsible for all of Tidelands’ future accounting related matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS ROYALTY TRUST “B”

Date: August 7, 2006	By: BANK OF AMERICA, N.A.
(in its capacity as Corporate Trustee of Tidelands Royalty Trust “B” and not in its individual capacity or otherwise)

	By:	/s/ RON E. HOOPER

Ron E. Hooper
Senior Vice President